Exhibit 10.57

AMENDMENT NO. 3 TO THE
CREDIT AGREEMENT

Dated as of January 15, 2010

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this “Amendment”) among Chemtura Corporation, a Delaware corporation (the “Borrower”), the guarantors party thereto (the “Guarantors”), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and Citibank, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into the Senior Secured Superpriority Debtor-in-Possession Credit Agreement dated as of March 18, 2009 (as heretofore amended or otherwise modified, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement.  The Lenders party hereto are, on the terms and conditions stated below, willing to grant the request of the Borrower.

SECTION 1.           Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the applicable conditions precedent set forth in Section 2 of this Amendment, hereby amended as follows:

(a)   Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical position:

“Albemarle Settlement and Cross License” means, collectively, (a) the mutual release by the Borrower and Great Lakes Chemical Corporation (“GLCC”), on the one hand, and Albemarle Corporation, on the other hand, of claims and counterclaims raised or that could be raised (i) in Albemarle Corporation v. Great Lakes Chemical Corporation, Civil Action Nos. 02-505-JVP-DLD and 02-506-JVP-DLD, consolidated, pending on the Third Amendment Effective Date in the United States District Court for the Middle District of Louisiana; (ii) in Albemarle Corporation v. Chemtura Corporation and Great Lakes Chemical Corporation, Civil Action No. 05-1239-JJB-SCR, pending on the Third Amendment Effective Date in the United States District Court for the Middle District of Louisiana; and (iii) in Chemtura Corporation v. Albemarle Corporation, Civil Action No. 3:09cv143-JRS, pending on the Third Amendment Effective Date in the United States District Court for the Eastern District of Virginia, (iv) in controversies relating to the Borrower’s and GLCC’s concerns that former employees of the Borrower or GLCC made available to Albemarle certain of the Borrower’s and/or GLCC’s trade secrets, confidential information and/or know-how, and/or (v) under U.S. Patent Numbers 4,719096, 4,725,425, 4,978518, 5,008,477, 5,030,778, 5,053,447, 5,077,334, 5,124,496, 5,302,768, 5,387,636, 5,457,248 and 6,958,423; and (b) the grant by the Borrower and/or GLCC to Albemarle Corporation of a nonexclusive, fully paid-up, royalty-free, irrevocable, world-wide license to manufacture, use, sell, offer for sale and import FM 2100 or any other products under the claims of U.S. Patent Number 5,457,248 and its respective foreign counterparts and continuations, including reissue patents, reexamined patents, as well as all of the applications to which this patent claims priority, the patents claiming priority from it, including continuation applications, continuation-in-part applications, CPA and RCE applications, divisional applications, and any patent that issues from a patent application that is subject to this clause (b), in consideration of the grant by Albemarle Corporation of certain licenses to the Borrower and GLCC with respect to certain of Albemarle Corporation’s intellectual property, in each case on substantially the terms set forth in the Settlement and Cross-License Agreement signed on December 24, 2009 among Albemarle Corporation, the Borrower and GLCC.

“PVC Additives Sale” means the sale of all or substantially all of the assets of the business of the Borrower and its Subsidiaries known as the “PVC Additives business”, consisting primarily of (a) the ownership interest in Chemtura Vinyl Additives GmbH (“Chemtura Vinyl”) and (b) certain assets used in the manufacture and distribution of tin and mixed metal stabilizers and related intermediates, organic based stabilizers, epoxidized soybean oil, liquid phosphate esters, chemical foaming agents and impact modifiers, as engaged in by the Borrower at its Taft, Louisiana facility and by Chemtura Vinyl to (a) SK Atlas, LLC and certain of its affiliates on substantially the terms set forth in (or on terms taken as a whole more favorable to the Borrower than those set forth in) the Share and Asset Purchase Agreement dated as of December 23, 2009 among SK Atlas, LLC, SK Capital Partners II, LP and the Borrower or (b) another third-party purchaser, in each case pursuant to auction procedures approved by the Bankruptcy Court, for consideration consisting of cash and/or the assumption of certain liabilities by the buyer thereof.

“Third Amendment” means Amendment No. 3 to this Agreement dated as of January 15, 2010 by and among the Borrower, the Guarantors and the Lenders party thereto.

“Third Amendment Effective Date” means the “Effective Date” as defined in the Third Amendment.

(b)   Section 5.02(a) of the Credit Agreement is hereby amended by (i) deleting the “and” immediately preceding clause (ix) thereof and (ii) adding immediately prior to the “.” at the end thereof the following new clause (x):

“; and (x) the Albemarle Settlement and Cross License, so long as the same is approved by the Bankruptcy Court”.

(c)   Section 5.02(h) of the Credit Agreement is hereby amended by (i) deleting the “and” immediately preceding clause (xv) thereof and (ii) adding immediately prior to the “.” at the end thereof the following new clauses (xvi) and (xvii):

“; (xvi) the PVC Additives Sale, so long as the same is approved by the Bankruptcy Court; and (xvii) the Albemarle Settlement and Cross License, so long as the same is approved by the Bankruptcy Court”.

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SECTION 2.           Conditions to Effectiveness.

(a)   This Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each Guarantor and the Required Lenders or, as to any such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b)   This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 3.           Reference to and Effect on the Credit Agreement and the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as further amended by this Amendment.

(b)   The Credit Agreement and the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 4.           Costs and Expenses.  The Borrower agrees to pay within 10 Business Days of demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 5.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHEMTURA CORPORATION

By:
Name:
Title:

A & M CLEANING PRODUCTS, LLC
AQUA CLEAR INDUSTRIES, LLC
ASCK, INC.
ASEPSIS, INC.
BIOLAB TEXTILE ADDITIVES, LLC
BIO-LAB, INC.
CNK CHEMICAL REALTY CORPORATION
CROMPTON COLORS INCORPORATED
CROMPTON HOLDING CORPORATION
CROMPTON MONOCHEM, INC.
GREAT LAKES CHEMICAL CORPORATION
GREAT LAKES CHEMICAL GLOBAL, INC.
GT SEED TREATMENT, INC.
HOMECARE LABS, INC.
ISCI, INC.
LAUREL INDUSTRIES HOLDINGS, INC.
KEM MANUFACTURING CORPORATION
MONOCHEM, INC.
NAUGATUCK TREATMENT COMPANY
RECREATIONAL WATER PRODUCTS, INC.
UNIROYAL CHEMICAL COMPANY LIMITED (DELAWARE)
WEBER CITY ROAD LLC
WRL OF INDIANA, INC.

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CHEMTURA CORPORATION, THE GUARANTORS PARTY THERETO, THE VARIOUS LENDERS PARTY THERETO AND CITIBANK. N.A., AS ADMINISTRATIVE AGENT

BIOLAB COMPANY STORE, LLC

By:
Name:
Title:

BIOLAB FRANCHISE COMPANY, LLC

By:
Name:
Title:

GLCC LAUREL, LLC

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CHEMTURA CORPORATION, THE GUARANTORS PARTY THERETO, THE VARIOUS LENDERS PARTY THERETO AND CITIBANK. N.A., AS ADMINISTRATIVE AGENT

Accepted and agreed:

CITIBANK, N.A., as Administrative Agent and as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CHEMTURA CORPORATION, THE GUARANTORS PARTY THERETO, THE VARIOUS LENDERS PARTY THERETO AND CITIBANK. N.A., AS ADMINISTRATIVE AGENT

Accepted and agreed:

,
as a Lender

By:
Name:
Title: